Exhibit 99.1

Safe harbor • • • •

At Teladoc Health, we are transforming how people access healthcare around the world. We are creating a new kind of healthcare experience – one with greater convenience, outcomes, and value.

The Only Comprehensive Virtual Care Solution Industry Leader with Differentiated Assets, Capabilities and Scale Track Record of Delivering Strong Revenue Growth Global Leadership Position Across Channels Durable Business with Compelling Financial Model Positioned to Broaden Role in Healthcare Delivery

We are guided by shared values 6 We are passionate about taking care of people We are committed to unsurpassed quality We keep our promises We lead with integrity , accountability , and transparency We stand up for what’s right We strive to create value We respect each other and value succeeding together

Melbourne Toronto Boston Phoenix Dallas

Dermatology Hospital & Health System Text - based Behavioral Health DTC Caregiver Expert Medical Services Device Integration Global Care International DTC Partner Mental Health Navigator Back - care ML - Powered Demand Planning Chronic Disease Health Assistant Pediatrics Canada United Kingdom France High Acuity Telemedicine Medicaid Nutrition Lab Testing Virtual Primary Care Text/Chat General Medical Site - based Telemedicine Medicare Broker/SMB Market B2B Behavioral Health

Acuity Critical Chronic Everyday care Sites of care Hospital ER Ambulance Post - acute Physician office Retail clinic Pharmacy Worksite Home

Note: Competitor information represents Teladoc management estimates & other industry data.

Assets & Capabilities Expand footprint & distribution Invest in channels Product cross - sell Clinical service innovation New clinical service lines Clinical quality leadership Accelerate consumer adoption Integrated, intuitive experiences Engagement science Compelling Financial Model Compelling Financial Model

Total Revenue x More Members x More Products x More Utilization x More Payment Models

2015 2016 2017 2018 2019 2020 Future New Clinical Services New Payment Models New Care Settings $77M $123M $233M $418M IPO Year Annual Revenue 55% CAGR 2015 - 2019

Dermatology Mental healthcare Expert medical services Nutrition NEW for 2020! Everyday care US employees Total US members Back care Caregiving Sexual health Tobacco cessation Global care 1,500 4,300 for virtual care $0 62%/38% 39.5 Female/male split Average age

100% 307% 82%

(1) Compared to benchmark claims costs for similar employers in 2019

(1) Paid membership + VFO. (2) 2020E reflects midpoint of guidance. Total Access (millions) (1)(2) Total Visits (millions) (2) 8.1 12.2 17.5 23.2 32.2 56.0 63.5 2014 2015 2016 2017 2018 2019 2020E 0.3 0.6 1.0 1.5 2.6 4.1 5.7 2014 2015 2016 2017 2018 2019 2020E

5.8% 250 bps 8.6% 9.9% 290 bps 410 bps (1) See adjusted EBITDA reconciliation immediately following this presentation. (2) Midpoint of guidance.

Assets & Capabilities Expand footprint & distribution Invest in channels Product cross - sell Clinical service innovation New clinical service lines Clinical quality leadership Accelerate consumer adoption Integrated, intuitive experiences Engagement science Compelling Financial Model

Teladoc Health's global, multichannel distribution

Channel partners

Health plans



Self Insured
Fully Insured
ACO, PCMH,
Government

50+ US health plan clients

Global insurers & financial services



Life, P&C, disability, group, specialty

~70 global insurers & financial services firms

B2B direct channel

Employers



All sizes, all industries
Fortune 5000
SMB

40% of Fortune 500

Hospitals & health systems



Health systems
Providers
Hospitals
IDNs

~4,000 care locations with InTouch

DTC channel

Direct to consumer



BetterHelp
CVS

Leading mental health platform

Teladoc HEALTH
Teladoc Health, Inc Investor Day 2020
25

~1% 1. Includes all countries outside of the US receiving a “Very High Human Development” status in the 2019 UN Human Development Index, incorporating measures of Life Expectancy, Education and Standard of Living 59 countries compose this tier with example countries including Australia, Canada, the UK, Japan, France, Germany, Italy, Spain, S. Korea, Argentina, among others Excludes an additional 6.2bn international lives

Integration and customization vital to clients Government reimbursement Rise of consumerism and demand for virtual care Win with a fully integrated commercial model Surround sound engagement delivers best - in - class utilization Provide a convenient and affordable DTC solution Market leading enterprise telehealth platform Seasoned commercial team focused on government Establish beachhead w/ leaders (land and expand)

9% 16% 28% 25% 22% 20+ programs 15 – 19 programs 10 – 14 programs 5 – 9 programs 1 – 4 programs Large Employers’ Views on the Impact of Virtual Care 1. 2. 5% 1% All Companies: Number of Programs Offered Strategies Capabilities

Macro Trends Strategies Capabilities

Disciplined go - to - market Macro Trends Strategies Capabilities

Macro Trends Strategies Capabilities

• $108M (~20%) international revenue FY 2019 Macro Trends Strategies Capabilities

• ~50% of FY’19 subscription Macro Trends Strategies Capabilities

Macro Trends Strategies Capabilities Now distributed through multiple channels Now sold through acquired client bases Mental Health General Medical Dermatology

3.6 4.8

• Bipartisan Budget Act passes including five specific telehealth expansions • Medicaid expansions • State telehealth payment parity laws • Medicare Advantage expansion • CMS proposed rule to further expand telehealth coverage for MA network adequacy 1. 7 29 Strategies Capabilities

Macro Trends Strategies Capabilities

1. Strategies Capabilities

Visits Per Member: ▲ 43% Revenue / CAC Ratio: ▲ 28% LTV Per Member: ▲ 37% Macro Trends Strategies Capabilities

Macro Trends Strategies Capabilities ~20% ~3%

Assets & Capabilities Expand footprint & distribution Invest in channels Product cross - sell Clinical service innovation New clinical service lines Clinical quality leadership Accelerate consumer adoption Integrated, intuitive experiences Engagement science Compelling Financial Model

Macro Trends Strategies Capabilities

Macro Trends Strategies Capabilities

Macro Trends Strategies Capabilities

U.S. Sponsored Population Cumulative Activated base 2019 2018 2017 2016 Leading consumer engagement for more than a decade generates unmatched momentum New activation growth vs membership growth (2019) * JDPower 2019 U.S. Telehealth Satisfaction Study AWARENESS CONFIDENCE TOM

AWARENESS CONFIDENCE TOM *Teladoc Health “Mental Health in the Workplace: Global Impact” Study 2019

AWARENESS CONFIDENCE TOM

Engagement capabilities serve any: front door, population, economic model


AWARENESS
CONFIDENCE
TOM



DEMOGRAPHIC
- ✓ **Mom**
- Child
- Boomer
- Gen Z

COVERAGE
- ✓ **DTC**
- ✓ **Commercial**
- Medicaid+Medicare

FRONT DOOR
- ✓ **Teladoc**
- ✓ **BetterHelp**
- ✓ **United**
- ✓ **Minute Clinic**
- ✓ **Hospitals**

CLINICAL NEED
- ✓ **Primary**
- ✓ **Specialty**
- ✓ **Chronic/Complex**

Core user: **comes in via many of our front doors**

Engagement profile: **standard**

Clinical specialties profile: **multi-specialty power user**

Teladoc Health, Inc Investor Day 2020

AWARENESS
CONFIDENCE
TOM

Engagement capabilities serve any: front door, population, economic model



DEMOGRAPHIC
- ✓ **Mom**
- ✓ **Child**
- Boomer
- Gen Z

COVERAGE
- DTC
- Commercial
- ✓ **Medicaid**

FRONT DOOR
- ✓ **Teladoc**
- BetterHelp
- United
- Minute Clinic
- ✓ **Hospitals**

CLINICAL NEED
- ✓ **Primary**
- Specialty
- Chronic/Complex

Emerging user: **child covered by Medicaid**

Engagement profile: **highly complex**
- ✓ Dedicated team in-house
- ✓ State level regulatory compliance & approvals
- ✓ Multi-lingual, mobile-phone centric

Teladoc Health, Inc Investor Day 2020

Engagement capabilities serve any: front door, population, economic model


AWARENESS
CONFIDENCE
TOM



DEMOGRAPHIC
- Mom
- Child
- ✓ **Boomer**
- Gen Z

COVERAGE
- DTC
- Commercial
- ✓ **Medicaid+Medicare**

FRONT DOOR
- ✓ **Teladoc**
- BetterHelp
- United
- Minute Clinic
- ✓ **Hospitals**

CLINICAL NEED
- Primary
- ✓ **Specialty**
- ✓ **Chronic/Complex**

Emerging user: **retiree, well connected with broader healthcare system**

Engagement profile: **reassurance seeker**

- ✓ Highly research-based, confidence in care quality & resolution triggers action
- ✓ Values multiple surround sound touchpoints

Teladoc Health, Inc Investor Day 2020

AWARENESS
CONFIDENCE
TOM

Engagement capabilities serve any: front door, population, economic model



DEMOGRAPHIC
Mom
Child
Boomer
✓ **Gen Z**

COVERAGE
✓ **DTC**
✓ **Commercial**
Medicaid+Medicare

FRONT DOOR
✓ **Teladoc**
✓ **BetterHelp**
United
✓ **Minute Clinic**
Hospitals

CLINICAL NEED
✓ **Primary**
✓ **Specialty**
Chronic/Complex

Power user of the future: **digital native who thinks & acts virtual first**

Engagement profile:

- ✓ "Phygital"
- ✓ Hyper-custom
- ✓ Connected, communal

Teladoc Health, Inc Investor Day 2020

First visit AWARENESS RESOLUTION/CONFIDENCE TOP OF MIND ACTIVATION CONSUMER Population % Repeat visits Top of mind awareness triggers GROWTH Additional specialties Quality experience Trust, WOM ANALYTICS Flywheel Dynamic

Population % Repeat visits Top of mind awareness triggers GROWTH Additional specialties Quality experience Trust, WOM First visit ANALYTICS

Teladoc Usage Case Study 3 : Utilization following product additions 1.0X 1.6X 2.3X 2017 2018 2019 (3) Represents large client that rolled our behavioral and dermatology products over 4Q17 and 1Q18. GROWTH 1 2 1, J.D. Power 2019 U.S. Telehealth Satisfaction Study 2, Teladoc post - visit user survey, 2019

0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 2016 2017 2018 2019 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2016 2017 2018 2019 First Visits Repeat Visits GROWTH

New Member Visit Existing Member Visit Teladoc New Member vs. Activated Member Visit Advertising Cost - 85% Of 3 - year Teladoc visits are generated in years 2 & 3 GROWTH

GROWTH 2016 2019 % of revenue from members using >3 months 68% 77%

45% 28% 18% 12% 26% 0 10 20 30 40 50 • • • • KFF Health Tracking Poll (conducted July 17 – 22, 2018) Growing Disease Burden (Health Affairs, Nov 2013)

• • • • •

70% improvement within 3 months

Nutrition Market leading tele - nutrition service launched in January 2020 Pediatric Telehealth Solution Purpose - built for pediatric patients, co - developed with Cincinnati Children’s Hospital Medical Center Age - based exam templates Pediatric registration Adolescent visits without parent Review of symptoms Minor dependent initiated visit and privacy Weight - based dosing for prescriptions

• • •

New Clinical Services Virtual Primary Care Expanded Specialty Care Pediatric Mental Health Remote Patient Monitoring Expanded Chronic Condition Management New Payment Models Medicare/Medicaid FFS Value - based Care Gain Sharing Risk Sharing Int’l state - sponsored healthcare New Care Settings Post - Acute Primary Care / Specialty Practice Retail Clinic Worksite Home - based Care

Experts

x x x

• • • • • •

x x x x x x x x x

• • •

Why facility - based telemedicine? Why InTouch? Market Under - penetration Clinical Use Case Progression Market Tailwinds Culture Business Model & Financial Profile Market Leadership

Industry leader in critical, provider - to - provider consultations Award winning, medical - grade telehealth devices #1 Virtual Care Platform by KLAS Research

Home Worksite Retail Clinic Physician Office Post - Acute ED Ambulance Hospital INTEGRATED VIRTUAL CARE SOLUTION Neonatology Psychology Nutrition Cardiology Oncology Neurology Emergency Medicine Psychiatry Dermatology Intensive Care Pediatrics Therapy Orthopedics Endocrinology General Medicine Palliative Care

Health Plans Health Systems Employers

(1) TAM based on a count of all domestic Care Locations * monthly price, plus all domestic physicians * an average physician lice ns e fee. (2) REACH Health 2017 U.S. Telemedicine Industry Benchmark Survey. (3) Citi research & LEK consulting. 1.0 million US physicians 1.5 million US endpoints 14,500+ specialist physicians 3,600+ care locations $10bn+ US addressable market for software and hardware solutions 1 ~1%

$3.5 1 trillion of annual US spend Non Integrated Delivery Network Unaffiliated Post Acute Care (i.e. SNF, LTC, HH) Retail Pharmacy Other Unaffiliated Hospitals and Health Systems Unaffiliated Specialty Clinics Integrated Care Delivery Network Urgent clinic Specialty Clinic ASCs Unaffiliated Ambulatory Providers (i.e. Urgent Care, ACS, Imaging) DTC / Payor Telehealth

• Connecting doctors anywhere to patients anywhere, anytime • Specialists and generalists • Scheduled and unscheduled • Onsite or online Other Unaffiliated Hospitals and Health Systems DTC / Payor Telehealth Retail Pharmacy Free Standing Ambulatory Providers (i.e. Urgent Care, ACS, Imaging) Unaffiliated Specialty Clinics Post Acute Care (i.e. SNF, LTC, HH) Urgent clinic Specialty Clinic ASCs “ Most health system executives would prefer a single, enterprise - wide telehealth platform ” Sage Growth Partners study: Defining Telemedicine’s role – The view from the C - Suite

Multiple hospitals with various EMRs and IT infrastructures are all connected through the InTouch Network

1989 Yulun Wang founded Computer Motion the World’s first surgical robotics company The world’s first tele - surgery preformed – performed by doctor in New York on patient in Strasbourg, France 2001 2002 Computer Motion merger with Intuitive Surgical InTouch Health founded 1996 Computer Motion IPO Surgical Robotics Visionary Lindbergh Procedure Telehealth Visionary 2003 World’s first commercial robotic telemedicine device connected via pubic internet InTouch Core Values • The intimacy between patient and physician is paramount • Failure is not an option when patient lives are on the line • Physicians adoption requires workflow integration and ease of use Building a medical - grade company

A man diagnosed with Wuhan coronavirus near Seattle is being treated largely by a robot

Finding a Market 2003 - 2007 Building Telestroke 2008 - 2011 Expand Use Cases 2012 - 2016 Building Enterprise 2016 - Present #1 KLAS Rated Virtual Care Platform 3 Years in a Row ~$80M 1 ’19E Rev. 70% Recurring Rev. 40+ Clinical Use Cases 35 of 50 Largest US Health Systems (1) Management estimate, unaudited

(Metrics based on FMS and Reach data, excludes TruClinic) YoY Growth Rate 30% YoY Growth Rate 25% YoY Growth Rate 16% YoY Growth Rate 30% Locations Users Sessions Customers

103 InTouch Managed Service Provider Competitors’ Customer • Multiple Passwords • No Access Controls • Different IT Systems & Personnel Current State of Play VPN VPN VPN VPN VPN

104 A single virtual backbone to connect people, healthcare systems, HIT systems, devices and 3 rd party applications to virtualize healthcare delivery

• Multi - year licensing service agreement with Intuitive Surgical to build an Internet of Medical Things (IoMT) network • IoMT network will connect thousands of da Vinci Surgical Systems around the world to exchange real - time data for: - Enhanced clinical insights to achieve better patient outcomes - Proactive service and maintenance monitoring - The ability to extract data for data analytics and machine learning • GE partnered with InTouch after a multi - year, multi - vendor evaluation once determining it is the only reliable, scalable, global solution − 2016: GE launched ‘Virtual Trainer’ for all global MR/CT installs − 2018: Expanded program to include cardiac ultrasound devices − 2019: Expanded to additional use cases • Partnership grew in 2019 to embed InTouch A/V into Mural, GE’s new patient surveillance and monitoring solution

Emergent & Scheduled Primary & Specialty Services ON - LINE ON - LINE ON - LINE ON - LINE Remote Monitoring

Software Layered software modules to enable a broad range of scheduled and unscheduled clinical workflows Devices Purpose - built software and devices to ensure reliable connections across the entire care continuum 44 active use cases Elements of the InTouch Platform are combined to deliver a wide range of clinical use case solutions Stroke Behavioral Health Pediatric EM Cardiology Neonatology ICU

Traditional patient j ourney

Historically all on - site

Today’s virtual enabled

InTouch Health/ Teladoc Health virtual enabled

113 Modular software designed to build a solution that works for any use case and workflow and provide a seamless experience across web, desktop, and mobile.

Products & Services Description % of 2019 TCV (1) • High and low acuity devices powered by InTouch Health software • Leased or purchased Devices • Configurable, use - case specific software modules • User licenses Software • Virtual synchronous, acute time - sensitive physician staffing Physician services • Virtual care software “operating system” & network connectivity 7% 30% 27% 30% (Includes leases and purchases) 70% Recurring Rev.

3 - year contracts and recurring revenue model drives significant revenue visibility Recurring Care Location Revenue Number of Care Locations Network Access License Hardware Rental and Support Number of Users Software Licenses (per Application) Recurring User License Revenue

#1 Virtual Care Platform For the third year in a row, InTouch Health is recognized as Best in KLAS for Virtual Care Platforms in the “2020 Best in KLAS: Software & Service” report #1 Direct to Consumer Teladoc Health won the J.D. Power award for Highest Telehealth Satisfaction with Direct to Consumer Providers and ranked the Best in Customer Service

Primary Care Community Care Acute Care Post - Acute Care Remote Patient Monitoring High Acuity Low Acuity Home Direct to Consumer Out - Patient Disease Mgmt. Retail - Based Monitoring Post - Acute Follow - Up SNF Re - Admit Mgmt. Retail - Primary Care Urgent Care EMS Transport Critical Care Surgical Mentoring Emergency Consults In - Patient Mgmt. At - Home Monitoring [Acuity] Teladoc Health well positioned to address entire continuum of care as system - wide virtualization of care rapidly expands Family Connect Coordinate Care

• • •

>60% CAGR 45% CAGR >60% CAGR (1) Pro forma to exclude Aetna Fully Insured, Amerigroup, and other VFO. (2) See adjusted EBITDA reconciliation immediately following this presentation. 1.0 1.5 2.6 4.1 12.1 19.6 22.8 36.7 2016 2017 2018 2019 $123 $233 $418 $553 2016 2017 2018 2019 ($40) ($13) $13 $32 2016 2017 2018 2019 ($52) ($34) ($5) $30 2016 2017 2018 2019

5.8% 250 bps 8.6% 9.9% 290 bps 410 bps (1) See adjusted EBITDA reconciliation immediately following this presentation. (2) At mid - point of guidance.

$100 $198 $351 $463 $23 $36 $67 $90 $123 $233 $418 $553 $695 - $710 2016 2017 2018 2019 2020E ~58% ’16 - ’19 CAGR 82% 85% 84% 84% % Subscription

• 20% of our revenue mix is now outside the US We are more global • Our channel growth in 2019 ranged from 19% to 50%+ • >30% of new business in 2019 was from existing clients • 50% of new bookings are multi product We are more diversified We have deeper penetration with our clients • Our retention rates are consistently over 90% We have strong rates of retention

$0.58 $0.95 $1.16 $0.91 $1.19 Q1 2017 Q4 2017 Q4 2018 Q4 2019 Membership (1)(2) & Average PMPM (1) US Paid Membership only. (2) US Paid Membership net adds pro forma to exclude Aetna Fully Insured and Amerigroup. (3) Q4 2019 pro forma to exclude new large health plan populations. (4) Represents average change in PEPM for 40+ employer clients lives adding product in 2019. Organic onboarding of large health plan population Case Study: Employers Adding Product in 2019 (4) PEPM Prior to Product Add PEPM After Product Add

6.3% 6.9% 9.4% 9.3% 8.1% 10.8% 11.9% Q1 2017 Q4 2017 Q4 2018 Q4 2019 (1) US Paid Membership only. (2) Pro forma to exclude Aetna Fully Insured, Amerigroup, and VFO. US Paid Visits (millions) >40% CAGR Utilization (1)(2) 0.6 0.8 1.2 1.7 $39 $45 $56 $54 2016 2017 2018 2019

Gross Margin % Gross Profit ($ millions) $91 $172 $289 $369 2016 2017 2018 2019 62.8% 65.9% 67.5% 74.0% 73.6% 69.2% 66.7% 2016 2017 2018 2019

• Digital app now 78% of all visits, up 28 ppts since Q1 2016. Call center now 22% of mix • Continued call center efficiencies, including use of AI • Alternative physician staffing models Access Mix • Current call center staffing per call down 29% versus year - end 2018 • Meaningful increases in standard contract visit pricing • Judicious pricing architecture • Multi - product sales driving incremental PMPM Operational Efficiency Pricing • Shift towards digital access • Licensed platform margins in - line with or greater than overall business • Growth in hospital and health system software platform Platform as a Service

112.6% 92.1% 76.5% 73.0% 106.3% 78.9% 66.0% 60.8% 2016 2017 2018 2019 Sales: 35% G&A (3) : 43% A&M: 47% Technology: 44% Note: Sales, A&M, Technology, G&A CAGR represents expense inclusive of stock - based compensation. (1) Opex excludes depreciation and amortization, gain on sale, and merger and acquisition related expenses. (2) Adj. Opex excludes stock - based compensation, depreciation and amortization, gain on sale, and merger and acquisition related exp enses. (3) Includes legal & regulatory. Revenue: 65% Opex (1) : 43% Adj. Opex (2) : 37% ’16 - ’19 CAGR

x 2.0x 2016 2019 25.5% CAGR 6.5% CAGR 22 ppts improvement (1) Revenue growth excluding DTC per $ of sales expense x 1.2x 2016 2019 63.0% 41.0% 2016 2019

$123 $233 $418 $553 $695 - $710 (32.2%) (5.4%) 3.2% 5.8% 9.3% (1) (51.0%) (30.2%) (8.4%) (7.5%) (1.4%) (1) 2016 2017 2018 2019 2020E

Liquidity highlights • Solid progress in cash flow generation with Cash flow from operations for full year 2019 of $30M; free cash flow of $19M (1) • Anticipate utilizing ~$150M of cash for the pending In Touch Health acquisition • Convertible notes mature over the longer term with well timed intervals. Note: Free cash flow represents cash flow from operations less capital expenditures

Assets & Capabilities Expand footprint & distribution Invest in channels Product cross - sell Clinical service innovation New clinical service lines Clinical quality leadership Accelerate consumer adoption Integrated, intuitive experiences Engagement science Compelling Financial Model Compelling Financial Model

Assets & Capabilities Compelling Financial Model Compelling Financial Model Machine learning tools for advanced network management Expand footprint & distribution Clinical service innovation Accelerate consumer adoption Government health plans Expanded international markets Virtual primary care (VPC) Nutrition, Pediatrics Expanded engagement channels Member experience enhancement

1.0x 1.3x Q4 2017 Q4 2019 1.0x 1.3x Q4 2018 Q4 2019 1.0x 2.4x Q4 2016 Q4 2019 1.0x Q4 2015 Q4 2019 (1) International engagements includes international engagements and expert medical opinions. Visits: ~16% CAGR Visits: ~33% CAGR International Visits (1) : ~28% CAGR BH Visits (4) : >100% CAGR

(1) See adjusted EBITDA reconciliation immediately following this presentation.

($98.9) 29.0 (10.6) 39.0 ($41.5) 43.8 66.7 - - 10.4 6.6 (5.5) -

Core Value: Physician to Patient Interaction is Sacred… Failure is not an option, when patients’ lives are on the line.

$3.5 1 trillion of annual US spend Non Integrated Delivery Network Unaffiliated Post Acute Care (i.e. SNF, LTC, HH) Retail Pharmacy Other Unaffiliated Hospitals and Health Systems Unaffiliated Specialty Clinics Integrated Care Delivery Network Urgent clinic Specialty Clinic ASCs Unaffiliated Ambulatory Providers (i.e. Urgent Care, ACS, Imaging) DTC / Payor Telehealth

• Connecting doctors anywhere to patients anywhere, anytime • Specialists and generalists • Scheduled and unscheduled • Onsite or online Other Unaffiliated Hospitals and Health Systems DTC / Payor Telehealth Retail Pharmacy Free Standing Ambulatory Providers (i.e. Urgent Care, ACS, Imaging) Unaffiliated Specialty Clinics Post Acute Care (i.e. SNF, LTC, HH) Urgent clinic Specialty Clinic ASCs “ Most health system executives would prefer a single, enterprise - wide telehealth platform ” Sage Growth Partners study: Defining Telemedicine’s role – The view from the C - Suite

Reputation for the most reliable network

Every Use Case One Platform from the hospital to the home

Virtualize healthcare delivery A single virtual backbone to connect people, healthcare systems, HIT systems, devices and 3 rd party applications.

Connecting providers and patients – anywhere, anytime - Specialists and generalists - Scheduled and unscheduled - Onsite or online

Integration for Flexible Virtual Solutions

Your singular way to connect and care for patients Personalized user dashboard to manage all virtual care interactions Configurable settings Data visualization Integrated Software Modules New feature notifications Daily calendar snapshot Prioritized patient queue